SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                     _______________________________


                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934



                                                            November 5, 1998
        Date of Report (Date of earliest event reported):  (October 29, 1998)


                       RIGHTCHOICE MANAGED CARE, INC.
          (Exact Name of Registrant as Specified in Its Charter)


                                  MISSOURI
             (State or Other Jurisdiction of Incorporation)


                1-13248                          43-1674052
       (Commission File Number)      (I.R.S. Employer Identification No.)


         1831 Chestnut Street, St. Louis, Missouri         63103-2275
         (Address of principal executive offices)          (Zip Code)

                               314-923-4444
             (Registrant's telephone number, including area code)

                              Not Applicable
        (Former Name or Former Address, if Changed Since Last Report)



Items 1.  Changes in Control of Registrant.

     Not applicable.

Item 2.  Acquisition or Disposition of Assets.

     Not applicable.

Item 3.  Bankruptcy or Receivership.

     Not applicable.

Item 4.  Changes in Registrant's Certifying Account.

     Not applicable.

Item 5.  Other Events.

     On October 29, 1998, the Circuit Court of Cole County, Missouri (the "Court"), in the case styled Blue Cross and Blue Shield of Missouri, a Missouri nonprofit corporation v. Jay Angoff, in his official capacity as the Director of the Missouri Department of Insurance, and the Missouri Department of Insurance, and Jeremiah W. (Jay) Nixon, in his official capacity as the Attorney General of the State of Missouri, Cause No. CV196-0619CC, issued an Order (the "October 29 Order") providing for, among other things, the appointment of Robert G. Russell as Receiver/Custodian pendente lite to, among other things, take exclusive possession and control of all of the issued and outstanding shares of the Registrant's Class B Common Stock, all of which is owned by the Registrant's parent corporation Blue Cross and Blue Shield of Missouri.

     The Registrant's Form 8-K filed with the Securities Exchange
Commission on November 2, 1998 included as Exhibits the
Registrant's press release concerning the October 29 Order and a copy of the October 29 Order and is incorporated herein by reference.

     On November 2, 1998, Blue Cross and Blue Shield of Missouri filed its Motion to Vacate Order and its Memorandum in Support of Motion to Vacate in response to the October 29 Order. The Motion to Vacate Order is attached as Exhibit 99(a) hereto and is incorporated herein by reference. The Memorandum in Support of Motion to Vacate is attached as Exhibit 99(b) hereto and is incorporated herein by reference.

     On November 2, 1998, the Blue Cross and Blue Shield Association filed a complaint against the Registrant, Blue Cross and Blue Shield of Missouri, and the Registrant's subsidiaries in the United States District Court for the Northern District of Illinois alleging inter alia service mark infringement and breach of license agreements as a result of the Registrant's continued use of the Blue Cross and Blue Shield service marks following the issuance of the October 29 Order. The complaint is attached as
Exhibit 99(c) hereto and is incorporated herein by reference.

     On November 4, 1998, the Court issued an Order (the "November 4 Order") setting aside the October 29 Order and declaring it to be void ab initio. A copy of the November 4 Order is attached hereto as Exhibit 99(d) and is incorporated herein by reference. On November 4, 1998, the Court also issued an Order (the "Special Master Order") appointing Robert G. Russell as special master for the purpose of collecting and analyzing information related to the Settlement Agreement, dated September 20, 1998, by and among Jeremiah W. "Jay" Nixon, Attorney General of the State of Missouri, the Department of Insurance of the State of Missouri and its Director, Jay B. Angoff, Blue Cross and Blue Shield of Missouri, and the Registrant. A copy of the Special Master Order is attached as Exhibit 99(e) and is incorporated herein by reference.

     The Registrant's Press Release, dated November 5, 1998, announcing its earnings for the quarter ended September 30, 1998 is attached as Exhibit 99(f) hereto and is incorporated herein by reference.

Item 6.  Resignations of Registrant's Directors.

     Not applicable.

Item 7.  Financial Statements
         Pro Forma Financial Statements and Exhibits.

     (a) - (b) Not applicable.

     (c)  Exhibits Required by Item 601 of Regulation S-K:

                    99(a)     Motion to Vacate Order.
                    99(b)     Memorandum in Support of Motion to Vacate.
                    99(c)     Complaint of Blue Cross and Blue Shield
                              Association.
                    99(d)     Order of the Circuit Court of Cole
                              County, Missouri, dated November 4, 1998.
                    99(e)     Order of the Circuit Court of Cole County,
                              Missouri, dated November 4, 1998.
                    99(f)     Press Release of Registrant, dated November
                              5, 1998.

Item 8.  Change in Fiscal Year.

     Not applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S.

     Not applicable.

                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated:  November 5, 1998

                              RIGHTCHOICE MANAGED CARE, INC.


                              By:  /s/ Sandra A. Van Trease
                                   Sandra A. Van Trease
                                   Chief Financial Officer,
                                   Executive Vice President and
                                   Chief Operating Officer

                            EXHIBIT INDEX

Exhibit No.         Description


99(a)               Motion to Vacate Order.

99(b)               Memorandum in Support of Motion to Vacate.

99(c)               Complaint of Blue Cross and Blue Shield Association.

99(d)               Order, dated November 4, 1998, issued by the
                    Circuit Court of Cole County,
                    Missouri (the "Court"), in the case styled
                    Blue Cross and Blue Shield of Missouri, a
                    Missouri nonprofit corporation v. Jay Angoff, in his official capacity as the Director of the Missouri Department of Insurance, and the Missouri Department of Insurance, and Jeremiah W. (Jay) Nixon, in his official capacity as the Attorney General of the State of Missouri, Cause No. CV196-0619CC.

99(e)               Order, dated November 4, 1998,
                    issued by the Circuit Court of Cole County, Missouri (the "Court"), in the case styled Blue Cross and Blue Shield of Missouri, a Missouri nonprofit corporation v. Jay Angoff, in his official capacity as the Director of the Missouri Department of Insurance, and the Missouri Department of Insurance, and Jeremiah W. (Jay) Nixon, in his official capacity as the Attorney General of the State of Missouri, Cause No. CV196-0619CC.

99(f)               Press Release of RightCHOICE Managed Care,
                    Inc., dated November 5, 1998.